UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 4, 2007
Centex Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-6776 (Commission File Number)	75-0778259 (IRS Employer Identification No.)

2728 N. Harwood Street, Dallas, Texas (Address of principal executive offices)	75201 (Zip code)
Registrant’s telephone number including area code: (214) 981-5000
Not Applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On April 30, 2007, Centex Corporation, a Nevada corporation (the “Corporation”), filed a Current Report on Form 8-K announcing its results of operations for the quarter and fiscal year ended March 31, 2007 and furnished a press release (the “Press Release”) and financial attachments (the “Attachments”). As described in Item 8.01 below, the Press Release and Attachment 1 incorrectly reported earnings per diluted share for the quarter and year ended March 31, 2007 based on an incorrect average diluted share count. The Corporation reported earnings per diluted share for the quarter and year ended March 31, 2007 of $1.60 and $2.16, respectively, based on 124,068,032 and 124,410,244 average daily shares outstanding, respectively. The Corporation hereby amends the Current Report on Form 8-K to note that the correct earnings per diluted share for the quarter and year ended March 31, 2007 are $1.65 and $2.23, respectively, based on 120,627,559 and 120,537,235 average daily shares outstanding, respectively. Also, the reported loss per diluted share from continuing operations for the year was $0.09, but the correct reported loss per diluted share from continuing operations for the year is $0.10. There were no other changes to the Press Release or the Attachments. A corrected copy of the Press Release and the Attachments has been posted on the Corporation’s web site at www.centex.com.
The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events
On April 30, 2007, Centex Corporation, a Nevada corporation (the “Corporation”), filed a Current Report on Form 8-K announcing its results of operations for the quarter and fiscal year ended March 31, 2007 and filed pursuant to Item 8.01 Attachments 1 through 8 to the Press Release. Attachment 1 incorrectly reported earnings per diluted share for the quarter and year ended March 31, 2007 based on an incorrect average diluted share count. The Corporation reported earnings per diluted share for the quarter and year ended March 31, 2007 of $1.60 and $2.16, respectively, based on 124,068,032 and 124,410,244 average daily shares outstanding, respectively. The Corporation hereby amends the Current Report on Form 8-K to note that the correct earnings per diluted share for the quarter and year ended March 31, 2007 are $1.65 and $2.23, respectively, based on 120,627,559 and 120,537,235 average daily shares outstanding, respectively. Also, the reported loss per diluted share from continuing operations for the year was $0.09, but the correct reported loss per diluted share from continuing operations for the year is $0.10. There were no other changes to the Attachments. A copy of Attachments 1-8 to the Press Release, including a revised earnings and revenues statement on Attachment 1, is being filed pursuant to, and incorporated in, this Item 8.01 in its entirety by reference. No other information from the Attachments is being filed pursuant to, or incorporated in, this Item 8.01.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
     The following exhibits are filed with this report.

Exhibit
Number	Description

99.1	Attachments to Press Release dated April 30, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Mark D. Kemp
	Name:	Mark D. Kemp
	Title:	Senior Vice President and Controller

Date: May 4, 2007

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Attachments to Press Release dated April 30, 2007